Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
Registration File Nos.: 811-01911 and 002-34215

SCHRODER CAPITAL FUNDS (DELAWARE)

Supplement dated October 14, 2015 to

the Prospectus, dated September 28, 2015, for

Schroder U.S. Opportunities Fund (the “Fund”)

On page 1 of the Prospectus, the expense example for the Fund under the heading “Fees and Expenses of the Fund” is hereby replaced with the following:

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$107	$365	$651	$1,466
Investor Shares (whether or not shares are redeemed)	$122	$412	$731	$1,635
Advisor Shares (whether or not shares are redeemed)	$148	$489	$863	$1,911

PRO-SUP-10-2015-2